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                            OHIO NATIONAL FUND, INC.

      SUPPLEMENT DATED JANUARY 5, 2004, TO THE PROSPECTUS DATED MAY 1, 2003


The subadvisory function for the Blue Chip and High Income Bond portfolios has been transferred to new entities as part of an internal reorganization of Federated Investors, Inc. This reorganization did not result in any change in the portfolio management of the Blue Chip and High Income Bond portfolios.

BLUE CHIP PORTFOLIO

The portion of Federated Investment Counseling's investment advisory business related to the Blue Chip portfolio has been transferred to a new entity called FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA ("Federated Equity Management"), a Delaware statutory trust.

HIGH INCOME BOND PORTFOLIO

The portion of Federated Investment Counseling's investment advisory business related to the High Income Bond portfolio has been transferred to a new entity called FEDERATED INVESTMENT MANAGEMENT COMPANY ("Federated Investment Management") a Delaware statutory trust.